Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Thomas Zipser, Chief Financial Officer of ClearThink 1 Acquisition Corp., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the quarterly report on Form 10-Q for the period ending June 30, 2026 of ClearThink 1 Acquisition Corp. (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ClearThink 1 Acquisition Corp.

Dated: August 17, 2026	/s/ Thomas Zipser
Thomas Zipser
Chief Financial Officer
(Principal Financial and Accounting Officer)